Protective Life Dynamic Allocation Series - Moderate Portfolio
Schedule of Investments (unaudited)
March 31, 2025

	Shares or Principal Amounts	Value
Investment Companies – 80.3%
Exchange-Traded Funds (ETFs) – 80.3%
Franklin FTSE Japan#	773,427	$22,738,754
Franklin FTSE United Kingdom	1,703,802	48,833,180
iShares Core U.S. Aggregate Bond	2,496,743	246,977,818
Janus Henderson Short Duration Income£	2,391,483	117,541,389
JPMorgan BetaBuilders Developed Asia ex-Japan#	473,586	23,039,959
Vanguard FTSE Europe#	719,233	50,497,349
Vanguard S&P 500	82,830	42,567,165
Total Investment Companies (cost $558,245,940)		552,195,614
Repurchase Agreementsë – 19.7%
Goldman Sachs & Co., Joint repurchase agreement, 4.2700%, dated 3/31/25, maturing 4/1/25 to be repurchased at $43,405,148 collateralized by $44,235,150 in U.S. Government Agencies 5.0437% - 5.7944%, 11/16/39 - 3/20/55 with a value of $44,268,000	$43,400,000	43,400,000
ING Financial Markets LLC, Joint repurchase agreement, 4.3100%, dated 3/31/25, maturing 4/1/25 to be repurchased at $48,605,819 collateralized by $48,915,729 in U.S. Treasuries 3.8750% - 4.6250%, 6/15/27 - 12/31/29 with a value of $49,577,972	48,600,000	48,600,000
Royal Bank of Canada, NY Branch, Joint repurchase agreement, 4.3500%, dated 3/31/25, maturing 4/1/25 to be repurchased at $43,405,244 collateralized by $35,029,560 in U.S. Government Agencies 2.3737% - 12.5211%, 6/15/27 - 12/20/64 and $9,213,901 in U.S. Treasuries 0% - 6.6250%, 10/30/25 - 2/15/52 with a value of $44,273,353	43,400,000	43,400,000
Total Repurchase Agreements (cost $135,400,000)		135,400,000
Investments Purchased with Cash Collateral from Securities Lending – 2.0%
Investment Companies – 1.6%
Janus Henderson Cash Collateral Fund LLC, 4.2319%ºº,£	11,071,175	11,071,175
Time Deposits – 0.4%
Royal Bank of Canada, 4.3100%, 4/1/25	$2,767,794	2,767,794
Total Investments Purchased with Cash Collateral from Securities Lending (cost $13,838,969)		13,838,969
Total Investments (total cost $707,484,909) – 102.0%		701,434,583
Liabilities, net of Cash, Receivables and Other Assets – (2.0)%		(14,025,344)
Net Assets – 100%		$687,409,239

Schedule of Affiliated Investments - (% of Net Assets)
Affiliate	Affiliated Investments, at Value at 12/31/24	Purchases	Sales Proceeds	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Affiliated Investments, at Value at 3/31/25	Ending Shares	Dividend Income
Investment Companies - 17.1%
Exchange-Traded Funds (ETFs) - 17.1%
Janus Henderson Short Duration Income
	$-	$117,385,225	$-	$-	$156,164	$117,541,389	2,391,483	$-
Money Markets - N/A
Janus Henderson Cash Liquidity Fund LLC, 4.3210%ºº
	45,087,846	277,603,426	(322,691,272)	-	-	-	-	479,594
Total Investment Companies - 17.1%
	$45,087,846	$394,988,651	$(322,691,272)	$-	$156,164	$117,541,389	2,391,483	$479,594
Investments Purchased with Cash Collateral from Securities Lending - 1.6%
Investment Companies - 1.6%
Janus Henderson Cash Collateral Fund LLC, 4.2319%ºº
	7,700,853	154,744,341	(151,374,019)	-	-	11,071,175	11,071,175	99,424 ∆
Total Affiliated Investments - 18.7%
	$52,788,699	$549,732,992	$(474,065,291)	$-	$156,164	$128,612,564	13,462,658	$579,018

Notes to Schedule of Investments (unaudited)
LLC	Limited Liability Company

ºº	Rate shown is the 7-day yield as of March 31, 2025.
#	Loaned security; a portion of the security is on loan at March 31, 2025.
£
The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.
ë	The Fund may have elements of risk due to concentration of investments. Such concentrations may subject the Fund to additional risks.
The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of March 31, 2025.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments In Securities:
Investment Companies	$552,195,614	$-	$-
Repurchase Agreements	-	135,400,000	-
Investments Purchased with Cash Collateral from Securities Lending	-	13,838,969	-
Total Assets	$552,195,614	$149,238,969	$-

Investment Valuation
Portfolio holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities, including shares of exchange-traded funds, traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Portfolio, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the
Portfolio, if any, will be calculated using the NAV of such funds.
Valuation Inputs Summary
FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:
Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.
Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Assets or liabilities categorized as Level 2 in the hierarchy generally include:  debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; and certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.
Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.
The Portfolio classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds. There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal period.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2025 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

For additional information on the Portfolio, please refer to the Portfolio’s most recent semiannual or annual financial statements.
109-25-70324 05-25